Intrepid Capital Management Funds Trust
Intrepid Capital Fund – Institutional Class (Ticker: ICMVX) and Investor Class (Ticker: ICMBX)
Intrepid Income Fund – Institutional Class (Ticker: ICMUX) and Investor Class (Not Available for Sale)
February 20, 2025

Supplement to the Summary Prospectuses dated January 31, 2025

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.
Elimination of Redemption Fee

Effective as of March 21, 2025, the Funds’ 2.00% redemption fee will be eliminated.  Accordingly, all references to the redemption fee are deleted and the disclosure is revised as follows:
The “Shareholder Fees” tables are each amended to read in their entirety as follows:

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases………………………	None
Maximum deferred sales charge (load)…………….	None
Maximum sales charge (load) imposed on reinvested dividends and distributions……………………………………..…..	None
Redemption Fee…………………………………………..	None
Exchange Fee……………………………………………..	None

* * *

The date of this Supplement is February 20, 2025.

Please retain this Supplement for future reference.